EXHIBIT 99.1


                          CONTACTS:   FREDERICK M. GREEN,
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                      PHONE: (763) 592-1900
[LOGO] AULT
                                      DONALD L. HENRY,
                                      VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                      PHONE: (763) 592-1900

        AULT INCORPORATED REPORTS FOURTH QUARTER FISCAL YEAR 2003 RESULTS
        -----------------------------------------------------------------

        SALES REMAIN FLAT, EFFICIENCIES INCREASE AND ASIAN MARKET STRONG;
           CONFERENCE CALL SET FOR TUESDAY, AUGUST 12 AT 8:00 A.M. CT

MINNEAPOLIS -- AUGUST 11, 2003 -- Ault, Incorporated (Nasdaq NMS: AULT) reported results for its fourth fiscal quarter 2003 ended June 1, 2003. For the fiscal quarter, net sales were $10,168,000, compared to $11,294,000 reported for the fourth quarter of fiscal 2002. The Company reported sales of $41,479,000 for fiscal 2003, compared to $41,032,000 for fiscal 2002. Company officials noted the ongoing general weakness in the broad business-to-business sector impaired revenue growth in the North American and European markets. The Company reiterated its emphasis on actions designed to reduce expenses, improve operational efficiencies and further strengthen the balance sheet. These measures included workforce and cost reduction initiatives to bring the expense structure in line with the level of business anticipated in fiscal 2004.

      For the fourth quarter of fiscal 2003, the Company recorded a net loss applicable to common stock of $(3,847,000) or $(0.83) per diluted share, compared to a net loss applicable to common stock of $(248,000), or $(0.05) per diluted share for the same period last fiscal year. For the twelve months ended June 1, 2003, the Company reported a net loss applicable to common stock of $(7,692,000), or $(1.67) per diluted share, compared to a net loss of $(3,564,000), or $(0.78) per share for fiscal 2002. The fiscal 2003 year loss includes Power General restructuring costs of $404,000, April workforce reduction expenses of $270,000 and goodwill impairment expenses of $1,153,000, totaling approximately $1.8 million.

      On July 17, 2003, the Company announced the consolidation of its manufacturing operations. The consolidation includes the closing of its Minneapolis production operations, affecting approximately 40 jobs in assembly, equipment maintenance, procurement and administrative support. The plan integrates production into Ault's other manufacturing plants. The plan is anticipated to take up to four months to complete. The integration will be managed to ensure continuing service to Ault's global customer base. This decision is intended to reduce expenses, improve cash flow and return the Company to profitability. Ault's management estimates that the consolidation will reduce expenses by approximately $1.3 million annually.

      Frederick M. Green, Ault president and chief executive officer, commented, "Economic pressures and the drive to return to profitability led to the decision to suspend production in the United States. While nearly every major power conversion company in the industry had long since abandoned domestic production, we maintained it for more than 40 years. This final move completes our transitions so we are well positioned to look ahead with a keen focus and renewed commitment to our customer base worldwide."

      For more information on this announcement, please join the Ault Fiscal 2003 conference call on Tuesday, August 12, 2003 at 8:00 a.m. Central Daylight Time. To join the conference call, please call 1-800-967-7134 and enter the passcode 239679. Please call five to ten minutes before the designated start time. The live webcast of the call may be accessed online on StreetEvents at


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www.streetevents.com or on Ault's web site at www.aultinc.com. The call will be archived at StreetEvents and Ault's web site for 90 days. You may also listen to an encore recording of the conference call from 10:30 a.m. Central Daylight Time Tuesday, August 12 through 11:59 a.m. Central Daylight Time Tuesday, August 19, 2003 by dialing 1-888-203-1112 and then the confirmation code/passcode, 239679.

      Ault is a leading manufacturer of power conversion products headquartered in North America. The Company is a major supplier to original equipment manufacturers of wireless and wireline communications infrastructure, computer peripherals and handheld devices, medical equipment, industrial equipment and printing/scanning equipment.





STATEMENTS REGARDING AULT'S ANTICIPATED FUTURE PERFORMANCE ARE FORWARD-LOOKING AND THEREFORE INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE RESULTS OR DEVELOPMENTS TO DIFFER SIGNIFICANTLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS. THESE INCLUDE, BUT ARE NOT LIMITED TO: MARKET CONDITIONS IN THE GLOBAL ELECTRONICS INDUSTRY, BUYING PATTERNS OF MAJOR CUSTOMERS, COMPETITIVE PRODUCTS AND TECHNOLOGIES, THE ABILITY TO CONTROL EXPENSE GROWTH, AND OTHER FACTORS SET FORTH IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              - FINANCIALS FOLLOW -

                       AULT INCORPORATED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in Thousands, Except Amounts Per Share)

                                             -----------------------------------------------
                                              Fourth Quarter Ended      Twelve Months Ended
                                             ---------------------     ---------------------
                                              JUNE 1       JUNE 2       JUNE 1       JUNE 2
                                               2003         2002         2003         2002
                                             --------     --------     --------     --------
Net Sales                                    $ 10,168     $ 11,294     $ 41,479     $ 41,032

Cost of Goods Sold                              8,612        9,082       33,060       33,088
                                             --------     --------     --------     --------
    Gross Profit                                1,556        2,212        8,419        7,944

Operating Expenses:
    Marketing                                   1,449          719        4,934        3,548
    Design Engineering                          1,164          492        4,226        2,394
    General and Administrative                  1,607        1,232        5,617        6,026
    Goodwill Impairment                         1,153                     1,153
                                             --------     --------     --------     --------
                                                5,373        2,443       15,930       11,968
                                             --------     --------     --------     --------
Operating Loss                                 (3,817)        (231)      (7,511)      (4,024)

Other Income (Expense):                           (32)         288         (394)        (234)
                                             --------     --------     --------     --------

(Loss) Income Before Income Taxes              (3,849)          57       (7,905)      (4,258)

Income Tax (Benefit) Expense                      (38)         305         (340)        (694)
                                             --------     --------     --------     --------

Net Loss                                       (3,811)        (248)      (7,565)      (3,564)

Preferred Stock Dividends                         (36)                     (127)
                                             --------     --------     --------     --------

Net Loss Applicable to Common Stock          $ (3,847)    $   (248)    $ (7,692)    $ (3,564)
                                             ========     ========     ========     ========
Loss Per Share
    Basic:                                   $  (0.83)    $  (0.05)    $  (1.67)    $  (0.78)
    Diluted:                                 $  (0.83)    $  (0.05)    $  (1.67)    $  (0.78)

Common and Equivalent Shares Outstanding:
    Basic                                       4,637        4,554        4,597        4,541
    Diluted                                     4,637        4,554        4,597        4,541

                       AULT INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)


ASSETS                                                 JUNE 1,    JUNE 2,
                                                         2003       2002
                                                       -------    -------

CURRENT ASSETS:
   Cash and cash equivalents                           $ 1,100    $ 4,775
   Trade receivables, less allowance for doubtful
     accounts of $500,000 in 2003; $320,000 in 2002      7,417      7,012
   Inventories                                           9,868      8,502
   Prepaid and other expenses                            1,064      2,299
   Deferred tax asset                                                 252
                                                       -------    -------
         Total current assets                           19,449     22,840

OTHER ASSETS:
   Goodwill                                                         1,153
   Other                                                   333        262
                                                       -------    -------
                                                           333      1,415

PROPERTY, PLANT & EQUIPMENT:
   Land                                                  1,735      1,704
   Building and leasehold improvements                   7,845      7,780
   Machinery and equipment                               8,961      7,586
   Office furniture and equipment                        1,887      1,480
   Data processing equipment                             2,226      2,234
                                                       -------    -------
                                                        22,654     20,784

     Less accumulated depreciation                       9,371      8,342
                                                       -------    -------

                                                        13,283     12,442
                                                       -------    -------
                                                       $33,065    $36,697
                                                       =======    =======


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                       AULT INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)

  LIABILITIES AND STOCKHOLDERS' EQUITY                            JUNE 1,      JUNE 2,
                                                                    2003         2002
                                                                 ---------------------
CURRENT LIABILITIES:
  Note payable to bank                                           $  3,104     $  2,890
  Current maturities of long-term debt                                560          282
  Accounts payable                                                  5,696        4,717
  Accrued compensation                                              1,162          435
  Accrued commissions                                                 300          286
  Other                                                               196          147
                                                                 --------     --------
        Total current liabilities                                  11,018        8,757

LONG-TERM DEBT, less current maturities                             2,483        2,754
DEFERRED TAX LIABILITY                                                 23          273
RETIREMENT AND SEVERANCE BENEFITS                                     148          160

COMMITMENTS AND CONTINGENCIES

REDEEMABLE CONVERTIBLE PREFERRED STOCK
     No Par Value, 2,074 Shares Issued and Outstanding              2,074

STOCKHOLDERS' EQUITY:
  Preferred stock, no par value; authorized 1,000,000 shares;
    none issued
  Common stock, no par value; authorized 10,000,000 shares;
    issued and outstanding 4,648,499 shares in 2003;
    4,563,610 shares in 2002                                       21,026       20,858
  Notes receivable arising from the sale of common stock              (45)        (100)
  Accumulated other comprehensive loss                               (887)        (922)
  (Accumulated Deficit)/Retained earnings                          (2,775)       4,917
                                                                 --------     --------
                                                                   17,319       24,753
                                                                 --------     --------
                                                                 $ 33,065     $ 36,697
                                                                 ========     ========